SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities and Exchange Act of 1934

December 27, 2002
(Date of earliest event reported)

ACME Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-27105 (Commission File Number)	33-0866283 (I.R.S. Employer Identification No.)

2101 E. Fourth Street, Suite 202
Santa Ana, California 92705
(Address and zip code of principal executive offices)

Registrants’ telephone number, including area code: 714-245-9499

ITEM 5. Other Events and Required FD Disclosure
ITEM 7. Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

ITEM 5. Other Events and Required FD Disclosure

     See the Press Release dated December 30, 2002, filed as Exhibit 99.1 and incorporated herein by reference, reporting that ACME Communications, Inc. has entered into definitive agreements to sell KPLR-TV in St. Louis, Missouri and KWBP-TV in Portland, Oregon to Tribune Broadcasting Company.

ITEM 7. Exhibits

2.1	Stock Purchase Agreement dated December 27, 2002 among Tribune Broadcasting Company, ACME Television, LLC and ACME Communications, Inc.

2.2	Asset Purchase Agreement dated December 27, 2002 among Tribune Broadcasting Company, Tribune Denver Radio, Inc., ACME Television of Oregon, LLC, ACME Television Licenses of Oregon, LLC and ACME Communications, Inc.

99.1	Press Release dated December 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME Communications, Inc.

Date: December 31, 2002	By:	/s/Thomas D. Allen

Thomas D. Allen
Executive Vice President and
Chief Financial Officer

Exhibit Index

10.1	Stock Purchase Agreement dated December 27, 2002 among Tribune Broadcasting Company, ACME Television, LLC and ACME Communications, Inc.

10.2	Asset Purchase Agreement dated December 27, 2002 among Tribune Broadcasting Company, Tribune Denver Radio, Inc., ACME Television of Oregon, LLC, ACME Television Licenses of Oregon, LLC and ACME Communications, Inc.

99.1	Press Release dated December 30, 2002.